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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 31, 2001


              CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-29, Mortgage Pass-Through Certificates, Series 2001-29).


                                  CWMBS, INC.
      -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                   333-64654               95-4596514
---------------------------------     ---------------       -------------------
  (State of Other Jurisdiction          (Commission           (I.R.S. Employer
        of Incorporation)               File Number)        Identification No.)

          4500 Park Granada
        Calabasas, California                                        91302
     ---------------------------                                  -------------
        (Address of Principal                                      (Zip Code)
          Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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

Item 5.  Other Events.
----     ------------

Description of the Mortgage Pool*
--------------------------------


     On December 31, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-29.

























----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 22, 2001 and the Prospectus Supplement dated November 26, 2001, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2001-29.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
State                     Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

California                           671       $ 266,044,008.42        48.98%
Colorado                              71       $  24,753,519.94         4.56%
Georgia                               29       $  11,608,982.20         2.14%
Illinois                              46       $  18,864,961.81         3.47%
Maryland                              40       $  16,016,189.71         2.95%
New Jersey                            63       $  23,009,527.28         4.24%
New York                              60       $  22,988,118.88         4.23%
Texas                                 45       $  17,348,401.83         3.19%
Virginia                              40       $  14,773,884.31         2.72%
Washington                            41       $  15,313,179.83         2.82%
Other (less than 2%)                 296       $ 112,444,561.61        20.70%
                          ---------------------------------------------------
                                    1402       $ 543,165,335.82       100.00%

----------
(1) The Other row in the preceding table includes 33 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.623% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Type of Program           Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------
Alternative                          311       $ 128,898,742.34        23.73%
CLUES Plus                            74       $  27,494,128.14         5.06%
Full                                 647       $ 239,266,611.84        44.05%
Reduced                              302       $ 120,172,237.50        22.12%
Streamline                            68       $  27,333,616.00         5.03%
                ---------------------------------------------------------------
                                    1402       $ 543,165,335.82       100.00%

                         Type of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Property Type             Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

2-4 Units                             16       $   5,244,271.70          0.97%
Co-op                                  6       $   2,430,601.00          0.45%
Hi-rise Condo                          4       $   1,622,963.00          0.30%
Low-rise Condo                        42       $  15,265,980.95          2.81%
PUD                                  323       $ 126,392,971.77         23.27%
Single Family Residence             1011       $ 392,208,547.40         72.21%
                           ---------------------------------------------------
                                    1402       $ 543,165,335.82        100.00%

                                Mortgage Rates

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------
     5.875                             1       $     185,905.05         0.03%
     6.000                             6       $   1,036,335.69         0.19%
     6.125                             6       $   1,781,596.64         0.33%
     6.250                            10       $   3,263,612.30         0.60%
     6.375                            40       $  15,618,892.16         2.88%
     6.500                           166       $  67,361,517.16        12.40%
     6.625                           206       $  81,017,661.69        14.92%
     6.750                           276       $ 110,775,754.00        20.39%
     6.875                           230       $  89,824,626.13        16.54%
     7.000                           170       $  67,220,262.46        12.38%
     7.125                            96       $  38,247,934.90         7.04%
     7.250                            64       $  24,464,164.55         4.50%
     7.375                            30       $  11,592,217.83         2.13%
     7.500                            21       $   8,135,419.72         1.50%
     7.625                             9       $   3,337,357.13         0.61%
     7.750                            22       $   6,885,573.10         1.27%
     7.875                             8       $   2,375,468.84         0.44%
     8.000                             7       $   2,032,617.44         0.37%
     8.125                             3       $   $ 884,676.71         0.16%
     8.250                             4       $   1,181,500.00         0.22%
     8.375                             6       $   1,178,426.59         0.22%
     8.500                             4       $   $ 573,669.88         0.11%
     8.625                             3       $   $ 676,567.97         0.12%
     8.750                             5       $   1,621,672.17         0.30%
     8.875                             3       $   $ 500,762.60         0.09%
     9.000                             5       $   1,157,143.11         0.21%
     9.250                             1       $   $ 234,000.00         0.04%
                 -------------------------------------------------------------
                                    1402       $ 543,165,335.82       100.00%


----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.863% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.868% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

Cash-Out Refi                      318         $ 114,786,575.34       21.13%
Purchase                           363         $ 139,638,336.16       25.71%
Rate/Term Refi                     721         $ 288,740,424.32       53.16%
                          -----------------------------------------------------
                                  1402         $ 543,165,335.82      100.00%

                      Original Loan-to Value Ratios(1)(2)

-------------------------------------------------------------------------------
Original Loan-to             Number of      Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------
50.00 or Less                         98        $ 44,611,701.96         8.21%
50.01 to 55.00                        48        $ 19,950,843.04         3.67%
55.01 to 60.00                        88        $ 35,891,166.27         6.61%
60.01 to 65.00                        94        $ 41,949,822.04         7.72%
65.01 to 70.00                       159        $ 61,517,135.99        11.33%
70.01 to 75.00                       252        $101,796,910.21        18.74%
75.01 to 80.00                       551        $204,663,166.80        37.68%
80.01 to 85.00                        19        $  4,900,175.64         0.90%
85.01 to 90.00                        67        $ 19,578,837.91         3.60%
90.01 to 95.00                        26        $  8,305,575.96         1.53%
                      ---------------------------------------------------------
                                    1402       $ 543,165,335.82        100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 70.61%.

(2) Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

                                Occupancy Type

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal    Percent of
Occupancy Type            Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

Investment                            24       $   6,909,925.44          1.27%
Owner Occupied                      1348       $ 524,470,686.08         96.56%
Second/Vacation Home                  30       $  11,784,724.30          2.17%
                          -----------------------------------------------------
                                    1402       $ 543,165,335.82        100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amount               Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

$  100,001 - $  150,000              30        $   3,881,566.87         0.71%
$  150,001 - $  200,000              16        $   2,829,444.43         0.52%
$  200,001 - $  250,000              38        $   8,615,915.57         1.59%
$  250,001 - $  300,000             192        $  55,741,743.40        10.26%
$  300,001 - $  350,000             354        $ 115,287,403.67        21.23%
$  350,001 - $  400,000             332        $ 124,905,589.22        23.00%
$  400,001 - $  450,000             163        $  69,549,481.59        12.80%
$  450,001 - $  500,000              97        $  46,090,425.39         8.49%
$  500,001 - $  550,000              60        $  31,525,006.33         5.80%
$  550,001 - $  600,000              34        $  19,582,551.70         3.61%
$  600,001 - $  650,000              48        $  30,596,273.05         5.63%
$  650,001 - $  700,000               3        $   1,981,200.00         0.36%
$  700,001 - $  750,000               7        $   5,166,351.00         0.95%
$  750,001 - $1,000,000              24        $  21,891,347.60         4.03%
$1,000,001 - $1,500,000               3        $   3,721,386.00         0.69%
$1,500,001 - $2,000,000               1        $   1,799,650.00         0.33%
                          -----------------------------------------------------
                                   1402        $ 543,165,335.82       100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $387,422.

                         Remaining Term to Maturity(1)

-------------------------------------------------------------------------------
Remaining Term               Number of      Aggregate Principal    Percent of
to Maturity (months)      Mortgage Loans    Balance Outstanding    Loan Group
-------------------------------------------------------------------------------

          360                    997           $ 402,121,682.97        74.03%
          359                    216           $  79,586,411.26        14.65%
          358                     44           $  16,509,579.64         3.04%
          357                      7           $   2,040,595.61         0.38%
          356                     25           $  10,741,970.51         1.98%
          355                      6           $   1,550,503.34         0.29%
          354                     15           $   2,557,329.35         0.47%
          353                     23           $   4,141,632.75         0.76%
          352                      8           $   1,264,672.40         0.23%
          351                      1           $     140,117.52         0.03%
          347                      2           $     309,128.58         0.06%
          345                      1           $     255,711.93         0.05%
          342                      1           $     178,043.11         0.03%
          300                      3           $   1,054,166.00         0.19%
          291                      1           $     130,698.30         0.02%
          240                     46           $  18,626,001.00         3.43%
          239                      6           $   1,957,091.55         0.36%
                          ----------------------------------------------------
                                1402           $ 543,165,335.82       100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 355 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWMBS, INC.


                                               By: /s/ Celia Coulter
                                                  --------------------------
                                                  Celia Coulter
                                                  Vice President



Dated: January 16, 2002


                                      5